UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2024

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 25, 2024, Air Products and Chemicals, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). There were 192,934,354 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 86.81% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are set forth below.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2025 Annual Meeting of Shareholders and until his or her successor is elected and qualified or until his or her earlier retirement, resignation, removal or death. The voting results were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Tonit M. Calaway	164,420,397	11,970,477	225,956	16,317,524
Charles Cogut	174,110,931	2,292,342	213,557	16,317,524
Lisa A. Davis	168,643,461	7,782,577	190,792	16,317,524
Seifollah Ghasemi	167,378,294	8,563,714	674,822	16,317,524
Jessica Trocchi Graziano	175,865,249	551,917	199,664	16,317,524
David H.Y. Ho	170,299,240	6,109,202	208,388	16,317,524
Edward L. Monser	170,225,721	6,175,013	216,096	16,317,524
Matthew H. Paull	172,461,882	3,944,137	210,811	16,317,524
Wayne T. Smith	173,313,154	3,101,136	202,540	16,317,524

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
128,054,059 (72.87% of the votes cast)	47,653,798	908,973	16,317,524

3.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
191,613,073 (99.47% of the votes cast)	1,017,715	303,566	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 26, 2024	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President,
General Counsel and Secretary

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